Exhibit 10.27

Prepared by and after recording return to:

Harlan W. Robins, Esq.
Dickinson Wright PLLC
15 N. 4th Street
Columbus, Ohio  43215

COLLATERAL ASSIGNMENT OF LEASES

FOR VALUE RECEIVED, the undersigned, DC Cinema Centers, LLC, a Delaware limited liability company, as Borrower, does hereby transfer, sell, assign, set over and convey unto Northlight Trust I, a Delaware statutory trust, as Lender, all of its right, title and interest in and to those certain Leases more particularly described on the attached Exhibit A, as collateral security for Borrower’s obligations to Lender under that certain Loan Agreement between Borrower and certain of its affiliates, and Borrower’s parent, Digital Cinema Destinations Corp., a Delaware corporation, of even date herewith (the “Loan”).

TOGETHER WITH all rights, title and interest in and to said Leases, as “tenant/lessee” therein, as additional collateral security for the Loan.

DATED this 27th day of September, 2012.

DC Cinema Centers, LLC, a Delaware limited liability company

By:	/s/ A. Dale Mayo

Name:	A. Dale Mayo

Title:	Manager

STATE OF NEW JERSEY	)
) ss.
COUNTY OF UNION	)

On this, the 27th day of September, 2012, before me, a Notary Public, the undersigned officer, personally appeared A. Dale Mayo, who acknowledged himself to be the Manager of DC Cinema Centers, LLC, and that he as such Manager, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as A. Dale Mayo.

/s/ Gary S. Loffredo
Notary Public

[SEAL]	My Commission Expires:

Exhibit 10.27

Prepared by and after recording return to:

Harlan W. Robins, Esq.
Dickinson Wright PLLC
15 N. 4th Street
Columbus, Ohio  43215

Exhibit A

Lease Agreement dated August 16, 2001, by and between GP-Fairground Square, LP (as landlord) and Cinema Center of Bloomsburg, Inc. (as predecessor to DC Cinema Centers, LLC, as lessee), as amended, assigned, supplemented or confirmed by the following documents: (i) First Amendment to Lease dated February 22, 2002; (ii) Memorandum of Lease dated November 14, 2001 and recorded in the Berks County Office of the Recorder of Deeds in Book 3522, Page 1238; (iii) Letter of Credit Agreement dated February 22, 2002, applicable to the 2002 renovation of the Leased Premises; (iv) Guaranty of Lease from Marvin R. and Doris H. Troutman, which expired on September 13, 2006 by its terms; (v) a consent and estoppel agreement dated March 21, 2012; (vi) Estoppel letter signed by Assignor dated April 16, 2012; (vii) Subordination, Non-Disturbance and Attornment Agreement dated _______, 2012 with respect to a mortgage recorded in the Berks County Officer of the Recorder of Deeds as Instrument No. 2007004928; and (viii) Assignment and Assumption of Lease Agreement dated April 12, 2012.

Lease Agreement dated February 2, 2004, by and between Sanndrel of Pennsylvania Trust (predecessor to Sim Zim Associates, LP, as landlord) and Cinema Supply, Inc. (predecessor to DC Cinema Centers, LLC, as lessee), as amended, assigned, supplemented or confirmed by the following documents: (i) Memorandum of Lease dated March 17, 2004 and recorded in the applicable Office of th3e Recorder of Deeds Book 706, Page 4237; (ii) Amended and Restated Memorandum of Lease dated March 17, 2004, and recorded in the applicable Office of the Recorder in Book 706, Page 4528; (iii) Guaranty of Lease from Doris H. and Marvin R. Troutman dated February 4, 2004; (iv) a consent and estoppel letter agreement dated June 29, 2011; and (v) Assignment and Assumption of Lease Agreement dated April 12, 2012 but effective as of April 20, 2012.

Lease Agreement dated July 29, 1992, by and between Marion Eisenbaum Self Trust (predecessor to New Berwick Developers, LLC, as landlord) and Cinema Center of Bloomsburg, Inc. (predecessor to DC Cinema Centers, LLC, as lessee), as amended, assigned, supplemented or confirmed by the following documents: (i) Addendum to Lease dated July 29, 1992; (ii) Lease Commencement Letter dated July 29, 1992; (iii) Memorandum of Lease dated July 29, 1992; (iv) Guaranty of Marvin Troutman dated November 11, 1996; (v) Amendment to Lease dated November 12, 1996; (vi) Notice of Lease recorded May 18, 1998 in Record Book 688, Page 407; (vi) Second Amendment to Lease dated July 11, 2007; (vii) Third Amendment to Lease dated October 9, 2009; (viii) Notice from Landlord dated February 15, 2011 regarding address change; (ix) a consent and estoppel letter agreement dated March 30, 2012; and (x) Assignment and Assumption of Lease Agreement dated April 12, 2012.

Exhibit 10.27

Prepared by and after recording return to:

Harlan W. Robins, Esq.
Dickinson Wright PLLC
15 N. 4th Street
Columbus, Ohio  43215

Lease Agreement dated September 14, 2000, by and between Susquehanna Valley Mall Associates (as landlord) and Cinema Center of Bloomsburg, Inc. (predecessor to DC Cinema Centers, LLC, as lessee), as amended, assigned, supplemented or confirmed by the following documents: (i) a letter dated September 14, 2000; (ii) a Memorandum of Lease recorded November 20, 2000, in Snyder County Record Book 476, Page 867; (iii) First Amendment to Lease dated March 17, 2001; (iv) Landlord’s Consent to Merger dated December 30, 2002; (v) an Assignment and Assumption of Lease dated January 12, 2003; (vi) Landlord’s Consent to Merger dated January 21, 2003; (vii) Landlord’s Waiver dated November 6, 2009; (viii) Memorandum of Assignment and Assumption of Lease Agreement dated April 16, 2012.

Lease Agreement dated March 16, 2007, by and between West Third Street Partners, LLC (as landlord) and Cinema Supply Inc. (predecessor to DC Cinema Centers, LLC, as lessee), as amended, assigned, supplemented or confirmed by the following documents: (i) Memorandum of Lease dated March 6, 2008 and recorded in the Lycoming County Office of the Recorder of Deeds in Book 6284, Page 33; (ii) a Guaranty from Marvin R. Troutman dated March 16, 2007; (iii) a Sublease Nondisturbance Agreement dated April 4, 2008, among the City of Williamsport, landlord and lessee; (iv) a Sublease Nondisturbance Agreement dated April 8, 2008, among the Redevelopment Authority of the City of Williamsport, landlord and lessee; (v) a Letter from landlord dated February 29, 2012; and (vi) an Assignment and Assumption of Lease Agreement dated April 12, 2012.  The foregoing Lease Agreement, as amended from time to time, is subject to the following: (i) a Ground Lease dated September 25, 2006 between the City of Williamsport, as landlord, and the Redevelopment Authority of the City of Williamsport, as tenant; and (ii) a Prime Sublease dated September 25, 2006 between the Redelopment Authority of the City of Williamsport, as landlord, and West Third Street Partners, LLC, as tenant.